UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
November 4, 2019

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 5, 2019, Plantronics, Inc. ("the Company"), a Delaware corporation, issued a press release and accompanying Company overview presentation reporting its results of operations and financial condition for the second quarter of Fiscal Year 2020, which ended on September 30, 2019, a copy of these documents are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 2.02 as well as Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2019, Plantronics, Inc. (the “Company”) announced that the employment of Jeff Loebbaka, Executive Vice President, Global Sales of the Company, will terminate on December 2, 2019 (“Separation Date”).  In connection with his departure, Mr. Loebbaka has agreed to continue providing services to the Company to ensure an orderly transition of his responsibilities, for which he will continue to receive his present base salary and all existing employee benefits through the Separation Date.  Under the Company's executive severance policy currently in effect, Mr. Loebbaka will also receive the following benefits pursuant to a severance agreement that contains a customary general release of claims in favor of the Company:

•	A lump sum payment equal to 12 months of his base salary in effect as of his last day of employment, plus an additional lump-sum payment of $20,000;

•	100% of his at target annual cash bonus for fiscal year 2020;

•
If he elects, reimbursement for the amount of COBRA premiums for him and his eligible dependents for 12 months or until such earlier date on which he becomes eligible for health coverage from another employer; and

•	12 months of outplacement assistance.

Item 7.01 Regulation FD Disclosure

On November 5, 2019, the Company announced in its press release titled "Plantronics Announces Second Quarter Fiscal Year 2020 Financial Results" that its Board of Directors had declared a cash dividend of $0.15 per share of the Company's common stock, payable on December 10, 2019 to stockholders of record at the close of business on November 20, 2019.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release issued by Plantronics, Inc. on November 5, 2019, entitled "Poly Announces Second Quarter Fiscal Year 2020 Financial Results"
99.2	Company overview presentation issued by Plantronics, Inc. on November 5, 2019, entitled "Poly Company Overview"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 5, 2019	PLANTRONICS, INC.

		By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer